UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 162(m) Cash Bonus Plan

On May 14, 2013, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Henry Schein, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Section 162(m) Cash Bonus Plan to extend the term of the plan to December 31, 2017 and to re-approve the performance goals thereunder.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 and incorporated herein by reference.

Amendment and Restatement of Amended and Restated 1994 Stock Incentive Plan

On May 14, 2013, at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 1994 Stock Incentive Plan (the “1994 Stock Incentive Plan”). The amendment and restatement incorporates the following changes:

•

Change the Name of the Plan. Although the 1994 Stock Incentive Plan has been amended and restated and will continue in effect, the 1994 Stock Incentive Plan has been renamed the Henry Schein, Inc. 2013 Stock Incentive Plan (the “2013 Incentive Plan”).

•	Increase of the Aggregate Share Reserve. The aggregate share reserve was increased by an additional 4,150,000 shares for a total share reserve of 31,229,270 shares under the 2013 Incentive Plan.

•

Enhance Minimum Vesting Standards. In order to mirror the minimum vesting provisions that apply to awards of restricted stock and restricted stock units, the 2013 Incentive Plan requires minimum vesting schedules of at least three years for new awards of options and stock appreciation rights (“SARs”), with no more than 1/3 of such awards permitted to vest on each of the first three anniversaries of the date of grant, subject to certain exceptions.

•

Limit Dividends on Performance-Based Restricted Stock. The 2013 Incentive Plan requires that dividends paid in connection with awards of restricted stock made on or after the restatement date will be subject to the attainment of applicable performance goals and requires all dividends to be subject to the restrictions applicable to the underlying award without Compensation Committee discretion.

•

Buyout Prohibition. Consistent with the 1994 Stock Incentive Plan’s prohibition on repricing without stockholder approval, the 2013 Incentive Plan expressly prohibits the cancellation, conversion, exchange, replacement, buyout or surrender of options and SARs in exchange for cash, other awards, options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

•

Eliminate “Single Trigger” Accelerated Vesting upon a Change of Control. With respect to options granted after the restatement date, the 2013 Incentive Plan eliminates single trigger acceleration upon a change of control and provides that such options will vest automatically upon a participant’s termination of employment without cause occurring on or after a change of control or upon such other events specified in a written agreement between the participant and the Company.

•	Extend the Term. The term of the 2013 Incentive Plan was extended until May 14, 2023 (the 1994 Stock Incentive Plan was scheduled to expire on March 27, 2017).

In addition, the Board also adopted certain other minor clarifying amendments to the 2013 Incentive Plan which did not require stockholder approval, to reflect developments in applicable law and equity compensation practices.

The foregoing summary of the 2013 Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2013 Incentive Plan, which is attached as Exhibit 10.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2013, the Company held its Annual Meeting. At the Annual Meeting, stockholders considered: (1) the election of the fourteen directors of the Company for terms expiring in 2014; (2) a proposal to amend the Company’s Section 162(m) Cash Bonus Plan to extend the term of the plan to December 31, 2017 and to re-approve the performance goals thereunder; (3) a proposal to amend and restate the Company’s Amended and Restated 1994 Stock Incentive Plan to, among other things, increase the aggregate share reserve and extend the term of the plan to May 14, 2023; (4) a proposal to consider approval, by non-binding vote, of the 2012 compensation paid to the Company’s Named Executive Officers (as defined in the Company’s Proxy Statement dated April 2, 2013), known as the “say-on-pay” proposal; and (5) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The fourteen directors were elected based upon the following votes:

	For	Withheld	Broker Non-Votes
Stanley M. Bergman	73,058,905	2,290,681	4,188,595
Gerald A. Benjamin	73,243,133	2,106,453	4,188,595
James P. Breslawski	73,244,170	2,105,416	4,188,595
Mark E. Mlotek	73,242,912	2,106,674	4,188,595
Steven Paladino	70,977,190	4,372,396	4,188,595
Barry J. Alperin	72,286,485	3,063,101	4,188,595
Paul Brons	74,175,526	1,174,060	4,188,595
Donald J. Kabat	72,296,964	3,052,622	4,188,595
Philip A. Laskawy	68,526,546	6,823,040	4,188,595
Karyn Mashima	72,816,079	2,533,507	4,188,595
Norman S. Matthews	72,514,054	2,835,532	4,188,595
Carol Raphael	74,670,689	678,897	4,188,595
Bradley T. Sheares, Ph.D.	74,540,791	808,795	4,188,595
Louis W. Sullivan, M.D.	73,437,499	1,912,087	4,188,595

2.	The proposal to amend the Company’s Section 162(m) Cash Bonus Plan to extend the term of the plan to December 31, 2017 and to re-approve the performance goals thereunder was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
74,103,862	1,139,971	105,753	4,188,595

3.	The proposal to amend and restate the Company’s Amended and Restated 1994 Stock Incentive Plan to, among other things, increase the aggregate share reserve and extend the term of the plan to May 14, 2023 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
70,524,480	4,744,187	80,919	4,188,595

4.	The 2012 compensation paid to the Company’s Named Executive Officers, known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
69,231,810	5,624,903	492,873	4,188,595

5.	The independent registered public accounting firm for the fiscal year ending December 28, 2013 was ratified based upon the following votes:

For	Against	Abstain
78,870,559	591,604	76,018

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment Number Four to the Henry Schein, Inc. Section 162(m) Cash Bonus Plan, dated May 14, 2013.

10.2	Henry Schein, Inc. 2013 Stock Incentive Plan, as amended and restated effective as of May 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.
(Registrant)

Date: May 16, 2013	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel